CUSTODIAN AGREEMENT

         This Agreement between each registered investment companies having executed this Agreement, each a corporation organized and existing under the laws of the state of Kansas (each a "FUND" and collectively the "FUNDS"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN"),

                                   WITNESSETH:

         WHEREAS, each Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, each Fund intends that this Agreement be applicable to the series of the Fund listed on Schedule I (such series together with all other series subsequently established by the Funds and made subject to this Agreement in accordance with Section 18, be referred to herein as the "PORTFOLIO(S)");

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1. EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby employs the Custodian as the custodian of the assets of its respective Portfolios, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). Each Fund on behalf of its respective Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios ("SHARES") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

         Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund (the "BOARD") on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than if the action or omission was that of the Custodian itself. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF EACH FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a) securities which are maintained pursuant to Section
2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("DIRECT PAPER") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "DIRECT PAPER SYSTEM") pursuant to Section 2.9.

         SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("DIRECT PAPER SYSTEM ACCOUNT") only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

         7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or

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


              liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowing by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

         13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

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


         14) Upon receipt of instructions from the transfer agent for the Fund (the "TRANSFER AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

         15) For any other proper purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended (the "1940 ACT"). Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant


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


to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.9; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3)   For the redemption or repurchase of Shares issued as set forth in
              Section 5 hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes,

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


              management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the governing documents of the Fund;

         6) For payment of the amount of dividends received in respect of securities sold short;

         7) For any other proper purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System subject to the following provisions:

         1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account of the Custodian in the U.S. Securities System (the "U.S. SECURITIES SYSTEM ACCOUNT") which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

         3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S.

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


              Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

         4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 2.9 FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

         1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

         2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in the Direct Paper System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

         4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the

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


              records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

         5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Portfolio;

         6) The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

         SECTION 2.10 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio,
(ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the SEC, or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, setting forth the purpose or purposes of such segregated account and declaring such purpose(s) to be a proper corporate purpose.

         SECTION 2.11 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 2.12 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

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


         SECTION 2.13 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

         SECTION 2.14 CORPORATE ACTIONS. Whenever Custodian receives information concerning the Assets which requires discretionary action by the Fund, such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Custodian shall give Fund notice of such Corporate Actions to the extent that Custodian has actual knowledge of a Corporate Action in time to notify its customers.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, Custodian shall endeavor to obtain Instructions from Fund, but if Instructions are not received in time for Custodian to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Custodian will not take any action with respect to such Corporate Action and it shall be held harmless for so doing.

         SECTION 2.15      TAX RECLAIMS.

         1) Subject to the provisions hereof, Custodian shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on the Assets for Fund's benefit which Custodian is aware may be available to Fund.

         2) The provision of tax reclaim services by Custodian is conditional upon Custodian's receiving from Fund or, to the extent the Assets are beneficially owned by others, from each beneficial owner, (A) a declaration of the beneficial owner's identity and place of residence and (B) certain other documentation (pro forma copies of which are available from Custodian). Fund acknowledges that, if Custodian does not receive such declarations, documentation and information Custodian shall be unable to provide tax reclaim services.

         3) Custodian shall not be liable to Fund or any third party for any taxes, fines or penalties payable by Custodian or Fund, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by Fund or any third party, or as a result of the provision to Custodian or any third party of inaccurate or misleading information or the withholding of material information by Fund or any other third party, or as a result of any delay of any revenue authority or any other matter beyond Custodian's control.

         4) Custodian shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Fund from time to time and Custodian may, by notification in writing, at Custodian's absolute discretion, supplement or amend the markets in which tax reclaim services are offered. Other than as expressly provided in this sub-clause, Custodian shall have no responsibility with regard to Fund's tax position or status in any jurisdiction.

         5) Fund confirms that Custodian is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Fund or the securities and/or cash held for Fund.

         6) Tax reclaim services may be provided by Custodian or, in whole or in part, by one or more third parties appointed by Custodian (which may be Custodian's affiliates); provided that Custodian shall be liable for the performance of any such third party to the same extent as Custodian would have been if Custodian performed such services.

SECTION 3.  THE CUSTODIAN AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS

         SECTION 3.1 DEFINITIONS. The following capitalized terms shall have the indicated meanings:

"COUNTRY RISK" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including any Mandatory Securities Depositories operating in the country); prevailing or developing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"ELIGIBLE FOREIGN CUSTODIAN" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"FOREIGN ASSETS" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"FOREIGN CUSTODY MANAGER" has the meaning set forth in section (a)(2) of Rule 17f-5.

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


"MANDATORY SECURITIES DEPOSITORY" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund, on the Portfolios' behalf, determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with prevailing or developing custodial or market practices.

         SECTION 3.2 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. Each Fund, by resolution adopted by its respective Board, hereby delegates to the Custodian with respect to the Portfolios, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Portfolios.

         SECTION 3.3 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by the Fund with the Agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 hereof.

         Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund on behalf of the Portfolios of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

         The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

         SECTION 3.4       SCOPE OF DELEGATED RESPONSIBILITIES.

         3.4.1. Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3, the Portfolios' Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

         3.4.2. Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

         3.4.3. Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository). In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder.

         SECTION 3.5 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund, on behalf of the Portfolios, and the Board shall be deemed to be monitoring on a continuing basis such Country Risk to the extent that the Board considers necessary or appropriate. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Section 3 with respect to Mandatory Securities Depositories.

         SECTION 3.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         SECTION 3.7 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3 after the occurrence of the material change.

         SECTION 3.8 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios. Each party represents that it will in good faith negotiate revised terms for this Agreement to reflect future amendments to Rule 17f-5 or the regulations thereunder, if any.

         SECTION 3.9 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date of execution of this Agreement and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective forty-five (45) days after receipt by the non-terminating party of such notice. The provisions of Section 3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE OF THE UNITED STATES

         SECTION 4.1 DEFINITIONS. Capitalized terms in this Section 4 shall have the following meanings:

"FOREIGN SECURITIES SYSTEM" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"FOREIGN SUB-CUSTODIAN" means a foreign banking institution serving as an Eligible Foreign Custodian.

         SECTION 4.2 HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios, and (ii) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign

Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 4.3 FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Agreement.

         SECTION 4.4   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1. Delivery of Foreign Securities. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolios in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against predetermined amount and method of receiving later payment; or
                  (B) in the case of a sale effected through a Foreign Securities System in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

         4.4.3. Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

         The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         SECTION 4.5 REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio.

SECTION 4.7 COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

         SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Agreement, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         SECTION 4.9 COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power

         SECTION 4.10 LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS. Each agreement pursuant to which the Custodian employs as a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Portfolios, or imposed on the Custodian solely because it acts as custodian of the Portfolios, by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios, or on the Custodian solely because it acts as custodian of the Portfolios, by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information. Nothing in this Agreement shall be construed to obligate the Funds to pay any taxes (whether federal, state, local or other) attributable to the Custodian's income.

         SECTION 4.12 CONFLICT. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Section 3 hereof, in the event of any conflict between the provisions of Sections 3 and 4 hereof, the provisions of Section 3 shall prevail.

SECTION 5.   PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

         The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

         From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

SECTION 6.   PROPER INSTRUCTIONS

         Proper Instructions as used throughout this Agreement means a writing signed or initialed by one or more person or persons as the Board shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Fund and the Custodian agree to security procedures, including but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum attached hereto. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.10.

SECTION 7.    ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

         The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

         2) surrender securities in temporary form for securities in definitive form;

         3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 8.   EVIDENCE OF AUTHORITY

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of the Fund ("CERTIFIED RESOLUTION") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 9. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

         The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.

SECTION 10.   RECORDS

         The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

SECTION 11.    OPINION OF FUND'S INDEPENDENT ACCOUNTANT

         The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 12.    REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

         The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 13.   COMPENSATION OF CUSTODIAN

         The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian, and set forth in a separate fee schedule, incorporated herein by reference.

SECTION 14.   RESPONSIBILITY OF CUSTODIAN

         Custodian shall at all times use reasonable care and due diligence and act in good faith in performing its duties under this Agreement. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence, provided, however, that the Fund shall not be responsible for consequential, special or punitive damages. The Custodian shall be entitled to rely on and may act upon advice of counsel for the Fund with respect to questions or matters of law, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism, or (B) part of the "prevailing country risk" of the Portfolios, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future officially interpreted by the SEC or by the staff of the Division of Investment Management thereof through regulation or release.

         Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

         The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

         If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the reasonable opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities solely because it acts as custodian of the Portfolios, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

         In no event shall the Custodian be liable for indirect, special or consequential damages.

SECTION 15.  EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

         This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's Articles of Incorporation, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board
(i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

         Upon termination of the Agreement, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

SECTION 16.   SUCCESSOR CUSTODIAN

         If a successor custodian for one or more Portfolios shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

         If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

         In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

         In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 17.       INTERPRETIVE AND ADDITIONAL PROVISIONS

         In connection with the operation of this Agreement, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Articles of Incorporation. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 18.       ADDITIONAL FUNDS

         In the event that the Fund establishes one or more series of Shares in addition to those set forth on Schedule A with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

SECTION 19.       MASSACHUSETTS LAW TO APPLY

         This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 20.       PRIOR AGREEMENTS

         This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

SECTION 21.       NOTICES.

         Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

        To the Fund:                Security Funds
                                    700 SW Harrison Street
                                    Topeka, KS 66636-0001
                                    Attention:  James R. Schmank
                                    Telephone: 785-431-3069
                                    Telecopy: 785-431-3080

        With a copy to:             Amy J. Lee, Secretary, Security Funds
                                    700 SW Harrison Street
                                    Topeka, KS 66636-0001
                                    Telephone: 785-431-3226
                                    Telecopy: 785-431-3080

        To the Custodian:           STATE STREET BANK AND TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
                                    Attention: Insurance Services Division
                                    Telephone: 816-871-4100
                                    Telecopy: 816-871-9646

         Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 22.       REPRODUCTION OF DOCUMENTS

         This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 23.       DATA ACCESS SERVICES

         State Street will provide Fund, and its designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this Agreement

("Authorized Designees") with access to INSIGHTSM as described in Schedule D (the "System") on a remote basis for the purpose of obtaining and analyzing reports and information (the "Remote Access Services").

         State Street may from time to time agree to make available to Fund additional Systems that are not described in the Exhibits to this Agreement. In the absence of any other written agreement concerning such additional systems, the term "System" shall include, and this Agreement shall govern, the Fund's access to and use of any additional System made available by State Street and/or accessed by the Fund.

         Fund agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. Fund agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom Fund has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Agreement and will cooperate with State Street in seeking injunctive or other equitable relief. Fund agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

         The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, knowhow, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to Fund by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). Fund agrees on its behalf and on behalf of its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. In the event of termination of this Agreement, Fund will return to State Street all copies of documentation and other Proprietary Information in its possession or in the possession of its Authorized Designees. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

         Fund agrees to use the Remote Access Services only in connection with the proper purposes of this Agreement. Fund will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be redistributed or retransmitted for other than use for or on behalf of Fund, as State Street's Customer.

         Fund will not, and will cause its employees and Authorized Designees not to, modify the System in any way, enhance or otherwise create derivative works based upon the System, nor will Fund or its Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

         Fund acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

         State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and Fund and its Authorized Designees shall be solely responsible for the investment decisions, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to Fund or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Agreement arising out of any cause or event beyond such party's control.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         State Street will defend or, at its option, settle any claim or action brought against Fund to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by Fund under this Agreement constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that Fund notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for Fund the right to continue using the System or the Remote Access Services, (ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Agreement without further obligation.

SECTION 24.       SHAREHOLDER COMMUNICATIONS ELECTION

         SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

         YES [X] The Custodian is authorized to release the Fund's name, address, and share positions.

         NO [ ] The Custodian is not authorized to release the Fund's name, address, and share positions.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of April 28, 2000.

SBL FUND                                                         FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       CHRIS SWICKARD
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Chris Swickard
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Assistant Secretary
             ------------------------------------------                    ------------------------------------------

SECURITY EQUITY FUND                                             FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       CHRIS SWICKARD
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Chris Swickard
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Assistant Secretary
             ------------------------------------------                    ------------------------------------------

STATE STREET BANK AND TRUST COMPANY                              SIGNATURE ATTESTED TO BY:

By:          ROBERT G. NOVELLANO                                 By:       MARVIN RAU
             ------------------------------------------                    ------------------------------------------

Name:        Robert G. Novellano                                 Name:     Marvin Rau
             ------------------------------------------                    ------------------------------------------

Title:       Vice President                                      Title:    Vice President
             ------------------------------------------                    ------------------------------------------

                                   SCHEDULE I
                                   ----------

SBL FUND

o        Series G (Large Cap Growth Series)
o        Series L (Capital Growth Series)
o        Series Q (Small Cap Value Series)
o        Series T (Technology Series)
o        Series W (Main Street Growth and Income Series)

SECURITY EQUITY FUND

o        Large Cap Growth Series
o        Technology Series

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY                  SUBCUSTODIAN                                           NON-MANDATORY DEPOSITORIES
Argentina                Citibank, N.A.                                         --

Australia                Westpac Banking Corporation                            --

Austria                  Erste Bank der Oesterreichischen Sparkassen AG         --

Bahrain                  HSBC Bank Middle East (as delegate of the Hongkong     --
                         and Shanghai Banking Corporation Limited)

Bangladesh               Standard Chartered Bank                                --

Belgium                  Fortis Bank NV/as.                                     --

Bermuda                  The Bank of Bermuda Limited                            --

Bolivia                  Citibank, N.A.                                         --

Botswana                 Barclays Bank of Botswana Limited                      --

Brazil                   Citibank, N.A.                                         --

Bulgaria                 ING Bank N.V.                                          --

Canada                   State Street Trust Company Canada                      --

Chile                    Citibank, N.A.                                         --

People's Republic of     The Hongkong and Shanghai Banking Corporation          --
China                    Limited, Shanghai and Shenzhen branches

Colombia                 Cititrust Colombia S.A.Sociedad Fiduciaria             --

Costa Rica               Banco BCT S.A.                                         --

Croatia                  Privredana Banka Zagreb d.d                            --

Cyprus                   The Cyprus Popular Bank Ltd.                           --

Czech Republic           Ceskoslovenska Obchodni Banka, A.S.                    --

                                       29

COUNTRY                  SUBCUSTODIAN                                           NON-MANDATORY DEPOSITORIES

Denmark                  Den Danske Bank                                        --

Ecuador                  Citibank, N.A.                                         --

Egypt                    Egyptian British Bank (as delegate of The Hongkong     --
                         and Shanghai Banking Corporation Limited)

Estonia                  Hansabank                                              --

Finland                  Merita Bank Plc                                        --

France                   Paribas, S.A.                                          --

Germany                  Dresdner Bank AG                                       --

Ghana                    Barclays Bank of Ghana Limited                         --

Greece                   National Bank of Greece S.A.                           Bank of Greece, System for
                                                                                Monitoring Transactions in
                                                                                Securities in Book-Entry Form

Hong Kong                Standard Chartered Bank                                --

Hungary                  Citibank Rt.                                           --

Iceland                  Icebank Ltd.                                           --

India                    Deutsche Bank AG                                       --
                         The Hongkong and Shanghai Banking Corporation Limited

Indonesia                Standard Chartered Bank                                --

Ireland                  Bank of Ireland                                        --

Israel                   Bank Hapoalim B.M.                                     --

Italy                    Paribas, S.A.                                          --

Ivory Coast              Societe Generale de Banques en Cote d'Ivoire           --

Jamaica                  Scotiabank Jamaica Trust and Merchant Bank, Ltd.       --

                                       30

COUNTRY                  SUBCUSTODIAN                                           NON-MANDATORY DEPOSITORIES

Japan                    The Fuji Bank Limited                                  Japan Securities Depository Center
                         The Sumitomo Bank, Limited                             (JASDEC)

Jordan                   HSBC Bank Middle East (as delegate of The Hongkong     --
                         and Shanghai Banking Corporation Limited)

Kenya                    Barclays Bank of Kenya Limited                         --

Republic of Korea        The Hongkong and Shanghai Banking Corporation Limited  --

Latvia                   A/s Hansabank                                          --

Lebanon                  HSBC Bank Middle East (as delegate of The Hongkong     --
                         and Shanghai Banking Corporation Limited)

Lithuania                Vilniaus Bankas AB                                     --

Malaysia                 Standard Chartered Bank Malaysia Berhad                --

Mauritius                The Hongkong and Shanghai Banking Corporation Limited  --

Mexico                   Citibank Mexico, S.A.                                  --

Morocco                  Banque Commerciale du Maroc                            --

Namibia                  (via) Standard Bank of South Africa                    --

Netherlands              MeesPierson N.V.                                       --

New Zealand              ANZ Banking Group (New Zealand) Limited                --

Norway                   Christiania Bank og Kreditkasse, ASA                   --

Oman                     HSBC Bank Middle East (as delegate of The Hongkong     --
                         and Shanghai Banking Corporation Limited)

Pakistan                 Deutsche Bank AG                                       --


                                       31

COUNTRY                  SUBCUSTODIAN                                           NON-MANDATORY DEPOSITORIES

Palestine                HSBC Bank Middle East (as delegate of The Hongkong     --
                         and Shanghai Banking Corporation Limited)
Peru                     Citibank, N.A.                                         --

Philippines              Standard Chartered Bank                                --

Poland                   Citibank (Poland) S.A.                                 --

Portugal                 Banco Comercial Portugues                              --

Qatar                    HSBC Bank Middle East                                  --

Romania                  ING Bank, N.V.                                         --

Russia                   Credit Suisse First Boston, AO, Moscow (as delegate    --
                         of Credit Suisse First Boston, Zurich)

Singapore                The Development Bank of Singapore Ltd.                 --

Slovak Republic          Ceskoslovenska Obchodna Banka A.S.                     --

Slovenia                 Bank Austria Creditanstalt d.d. Ljubljana              --

South Africa             Standard Bank of South Africa Limited                  --

Spain                    Banco Santander Central Hispano, S.A.                  --

Sri Lanka                The Hongkong and Shanghai Banking Corporation Limited  --

Swaziland                Standard Bank Swaziland Limited                        --

Sweden                   Skandinaviska Enskilda Banken                          --

Switzerland              UBS AG                                                 --

Taiwan - R.O.C.          Central Trust of China                                 --

Thailand                 Standard Chartered Bank                                --

Trinidad & Tobago        Republic Bank Ltd.                                     --

                                       32

COUNTRY                  SUBCUSTODIAN                                           NON-MANDATORY DEPOSITORIES


Tunisia                  Banque Internationale Arabe de Tunisie                 --

Turkey                   Citibank, N.A.                                         --

Ukraine                  ING Bank, Ukraine                                      --

United Kingdom           State Street Bank and Trust Company, London Branch     --

Uruguay                  BankBoston N.A.                                        --

Venezuela                Citibank, N.A.                                         --

Vietnam                  The Hongkong and Shanghai Banking Corporation Limited  --

Zambia                   Barclays Bank of Zambia Limited                        --

Zimbabwe                 Barclays Bank of Zimbabwe Limited                      --

Euroclear                (The Euroclear System)/State Street London Limited

Cedelbank, S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY DEPOSITORIES

COUNTRY                      MANDATORY DEPOSITORIES

Argentina                    -Caja de Valores S.A.

Australia                    -Austraclear Limited;
                             -Reserve Bank Information and Transfer System

Austria                      -Oesterreichische Kontrollbank AG (Wertpapiersammelbank Division)

Belgium                      -Caisse Interprofessionnelle de Depots et de Virement de Titres S.A.;
                             -Banque Nationale de Belgique

Brazil                       -Companhia Brasileira de Liquidacao e Custodia

Bulgaria                     -Central Depository AD
                             -Bulgarian National Bank

Canada                       -The Canadian Depository for Securities Limited

Chile                        -Deposito Central de Valores S.A.

People's Republic of China   -Shanghai Securities Central Clearing and Registration Corporation;
                             -Shenzhen Securities Central Clearing Co., Ltd.

Colombia                     -Deposito Centralizado de Valores

Costa Rica                   -Central de Valores S.A.

Croatia                      -Ministry of Finance; - National Bank of Croatia; Sredisnja Depozitarna Agencija

Czech Republic               -Stredisko cennch papiru;
                             -Czech National Bank

Denmark                      -Vaerdipapircentralen (The Danish Securities Center)

Egypt                        -Misr Company for Clearing, Settlement, and Central Depository

Estonia                      -Eesti Vaartpaberite Keskdepositooruim

Finland                      -The Finnish Central Securities Depository

France                       -Societe Interprofessionnelle pour la Compensation des Valeurs Mobilieres

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice

                                       34

COUNTRY                      MANDATORY DEPOSITORIES


Germany                      -The Deutscher Borse Clearing AG

Greece                       -The Central Securities Depository (Apothetirion Titlon AE)

Hong Kong                    -The Central Clearing and Settlement System;
                             -Central Money Markets Unit

Hungary                      -Kozponti Elszamolohaz es Ertekatr (Budapest) Rt. (KELER) [Mandatory for gov't Bonds
                               and dematerialized equities only; SSB does not use for other securities]

India                        -The National Securities Depository Limited; Central Depository Services India Limited
                             -Reserve Bank of India

Indonesia                    -Bank Indonesia

                             -PT Kustodian Sentral Efek Indonesia

Ireland                      -The Central Bank of Ireland, Securities Settlement Office

Israel                       -The Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)
                             -Bank of Israel (As part of the TASE Clearinghouse system)

Italy                        -Monte Titoli S.p.A.;
                             -Banca d'Italia

Ivory Coast                  -Depositaire Central - Banque de Reglement

Jamaica                      -Jamaica Central Securities Depository

Japan                        -Bank of Japan Net System

Kenya                        -Central Bank of Kenya

Republic of Korea            -Korea Securities Depository Corporation

Latvia                       -The Latvian Central Depository

Lebanon                      -The Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle
                               East (MIDCLEAR) S.A.L.; - The Central Bank of Lebanon

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice

                                       35

COUNTRY                      MANDATORY DEPOSITORIES


Lithuania                    -The Central Securities Depository of Lithuania

Malaysia                     -The Malaysian Central Depository Sdn. Bhd.;
                             -Bank Negara Malaysia, Scripless Securities Trading and Safekeeping Systems

Mauritius                    -The Central Depository & Settlement Co. Ltd.

Mexico                       -S.D. INDEVAL, S.A. de C.V.(Instituto para el Deposito de Valores);

Morocco                      -Maroclear

The Netherlands              -Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                  -New Zealand Central Securities Depository Limited

Norway                       -Verdipapirsentralen (the Norwegian Registry of Securities)

Oman                         -Muscat Securities Market Depository & Securities Registration Company

Pakistan                     -Central Depository Company of Pakistan Limited; State Bank of Pakistan

Palestine                    -The Palestine Stock Exchange

Peru                         -Caja de Valores y Liquidaciones; CAVALI ICLV S.A.

Philippines                  -The Philippines Central Depository Inc.
                             -The Registry of Scripless Securities (ROSS) of the Bureau of the Treasury

Poland                       -The National Depository of Securities (Krajowy Depozyt Papierow Wartooeciowych SA);
                             -Central Treasury Bills Registrar

Portugal                     -Central de Valores Mobiliarios

Qatar                        -Doha Securities Market

Romania                      -National Securities Clearing, Settlement and Depository Co.;
                             -Bucharest Stock Exchange Registry Division;
                             -National Bank of Romania

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice

                                       36

COUNTRY                      MANDATORY DEPOSITORIES


Singapore                    -Central Depository (Pte)Limited;
                             -Monetary Authority of Singapore

Slovak Republic              -Stredisko cennch papierov SR Bratislava, a.s.;
                             -National Bank of Slovakia

Slovenia                     -Klirinsko Depotna Druzba d.d.

South Africa                 -The Central Depository Limited; Strate Ltd.

Spain                        -Servicio de Compensacion y Liquidacion de Valores, S.A.;
                             -Banco de Espana; Central de Anotaciones en Cuenta

Sri Lanka                    -Central Depository System (Pvt) Limited

Sweden                       -Vardepapperscentralen VPC AB (the Swedish Central Securities Depository)

Switzerland                  -SIS SegaIntersettle

Taiwan - R.O.C.              -The Taiwan Securities Central Depository Company, Ltd.

Thailand                     -Thailand Securities Depository Company Limited

Tunisia                      -Societe Tunisienne Interprofessionelle de Compensation et de Depot de Valeurs
                               Mobilieres

Turkey                       -Takas ve Saklama Bankasi A.S. (TAKASBANK)
                             -Central Bank of Turkey

Ukraine                      -The National Bank of Ukraine

United Kingdom               -The Bank of England, The Central Gilts Office; The Central Moneymarkets Office

Venezuela                    -Central Bank of Venezuela

Zambia                       -LuSE Central Shares Depository Limited
                             -Bank of Zambia

*Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice

                                   SCHEDULE C

The Guide to Custody in       An overview of safekeeping and settlement
World Markets (annually)      practices and procedures in each market in which
                              State Street Bank and Trust Company offers custodial services.

Global Custody Network        Information relating to the operating history and
Review (annually)             structure of depositories and subcustodians
                              located in the markets in which State Street Bank and Trust Company offers custodial services, including transnational depositories.

Global Legal Survey           With respect to each market in which State Street
(annually)                    Bank and Trust Company offers custodial services,
                              opinions relating to whether local law restricts
                              (i) access of a fund's independent public accountants to books and records of a Foreign
                              Sub-Custodian or Foreign Securities System, (ii) the Fund's ability to recover in the event of bankruptcy or insolvency of a Foreign
                              Sub-Custodian or Foreign Securities System, (iii) the Fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign
                              Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements       Copies of the subcustodian contracts State Street
(annually)                    Bank and Trust Company has entered into with each
                              subcustodian in the markets in which State Street
                              Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):   Developments of interest to investors in the
                              markets in which State Street Bank and Trust
                              Company offers custodial services.

Foreign Custody Advisories    With respect to markets in which State Street Bank
(as necessary):               and Trust Company offers custodial services which
                              exhibit special custody risks, developments which may impact State Street's ability to deliver expected levels of service.

                                   SCHEDULE D

                           System Product Description

                              STATE STREET INSIGHT

STATE STREET InSight provides information delivery and on-line access to State Street. STATE STREET InSight allows users a single point of entry into the many views of data created by the diverse systems and applications. Reports and data from systems such as Investment Policy Monitor, Multicurrency horizon, Securities Lending, Performance & Analytics can be accessed through STATE STREET InSight. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data line or corporate high-speed backbones. STATE STREET InSight also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through STATE STREET InSight will continue to increase in direct proportion with the client roll out, as it is viewed as the information delivery system that will grow with our clients.

                        AMENDMENT NUMBER 1 TO SCHEDULE I

WHEREAS, Security Equity Fund and SBL Fund (the "Funds") are parties to a Custody Agreement (the "Agreement") dated April 28, 2000 with State Street Bank and Trust Company on behalf of certain of their respective series; and

WHEREAS, the Board of Directors of the Funds at a meeting duly called and held on May 5, 2000 voted to extend the Agreement to certain other series as specified in Amendment Number 1 to Schedule I hereto; and

WHEREAS, Section 18 of the Agreement provides that it may be extended to other series of the Funds by the written agreement of the parties;

NOW THEREFORE, the parties agree that the Agreement shall be extended to the Series listed on Amendment Number 1 to Schedule I.

IN WITNESS WHEREOF, each of the parties have caused this instrument to be executed in its name and behalf by its duly authorized representative as of May 5, 2000.

SBL FUND                                                         FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       AMY J. LEE
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Amy J. Lee
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Secretary
             ------------------------------------------                    ------------------------------------------

SECURITY EQUITY FUND                                             FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       AMY J. LEE
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Amy J. Lee
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Secretary
             ------------------------------------------                    ------------------------------------------

STATE STREET BANK AND TRUST COMPANY                              SIGNATURE ATTESTED TO BY:

By:          ROBERT G. NOVELLANO                                 By:       MARVIN RAU
             ------------------------------------------                    ------------------------------------------

Name:        Robert G. Novellano                                 Name:     Marvin Rau
             ------------------------------------------                    ------------------------------------------

Title:       Vice President                                      Title:    Vice President
             ------------------------------------------                    ------------------------------------------

Series which adopted the Agreement on April 28, 2000

SBL FUND

o        Series G (Large Cap Growth Series)
o        Series L (Capital Growth Series)
o        Series Q (Small Cap Value Series)
o        Series T (Technology Series)
o        Series W (Main Street Growth and Income Series)

SECURITY EQUITY FUND

o        Large Cap Growth Series
o        Technology Series

Series adopting the Agreement on May 5, 2000

SBL FUND

o        Series D (Global Series)
o        Series I (International Series)
o        Series K (Global Strategic Income Series)
o        Series M (Global Total Return Series)
o        Series N (Managed Asset Allocation Series)
o        Series O (Equity Income Series)

SECURITY EQUITY FUND

o        Global Series
o        International Series

                        AMENDMENT TO CUSTODIAN AGREEMENT

         This Amendment to the Custodian Agreement is made as of June 29th, 2001 by and between each of the registered investment companies listed on Exhibit A hereto (each a "fund" and such fund or series of a fund hereinafter referred to as the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Contract referred to below.

         WHEREAS, the Fund and State Street entered into a Custodian Agreement dated as of April 28, 2000 (the "Contract"); and

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each such series subject to the Contract (each such series, together with all other series subsequently established by a Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio," and, collectively, the "Portfolios"); and

         WHEREAS, the Fund and State Street desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund and State Street desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I.       Sections 3 and 4 of the Contract are hereby deleted.

II. New Sections 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

SECTION 3.        PROVISIONS RELATING TO RULE 17F-5

         3.1. DEFINITIONS. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned direct or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents in amounts deemed by Fund to be reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

         3.2. DELEGATION TO STATE STREET AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to State Street, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3 with respect to Foreign Assets of the Portfolios held outside the United States, and State Street hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

         3.3. COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.6 hereof.

Upon the receipt by the Foreign Custody Manager of Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which State Street has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to State Street as Foreign Custody Manager for that country shall be deemed to have been withdrawn and State Street shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, State Street shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which State Street's acceptance of delegation is withdrawn.

         3.4.     SCOPE OF DELEGATED RESPONSIBILITIES:

                  (A) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of Section 3, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                  (B) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                  (C) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall have established a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) performance of the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.6 hereunder.

         3.5. GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which State Street is serving as Foreign Custody Manager of the Portfolios.

         3.6. REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written quarterly reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this
Section 3 after the occurrence of the material change.

         3.7. STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         3.8. REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to State Street that the Board has determined that it is reasonable for the Board to rely on State Street to perform the responsibilities delegated pursuant to this Contract to State Street as the Foreign Custody Manager of the Portfolios.

         3.9. EFFECTIVE DATE AND TERMINATION OF STATE STREET AS FOREIGN CUSTODY MANAGER. The Board's delegation to State Street as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.3 hereof shall govern the delegation to and termination of State Street as Foreign Custody Manager of the Portfolios with respect to designated countries.

         3.10. ANALYSIS AND MONITORING. State Street shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         3.11. STANDARD OF CARE. State Street agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.10.

SECTION 4    PROVISIONS RELATING TO CUSTODY OF ASSETS HELD OUTSIDE THE UNITED
             STATES

         4.1. DEFINITIONS. Capitalized terms in this Section 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         4.2. HOLDING SECURITIES. State Street shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. State Street may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (i) the records of State Street with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii) to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country.

         4.4. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1. DELIVERY OF FOREIGN ASSETS. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other purpose, but only upon receipt of Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through State Street or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other purpose, but only upon receipt of Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

         State Street shall provide to the Board the information described on Schedule C hereto with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian at the time or times set forth on such Schedule. State Street may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         4.6. BANK ACCOUNTS. State Street shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with State Street. Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         4.7. COLLECTION OF INCOME. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the

Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

         4.8. SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. State Street shall transmit promptly to the Fund written information with respect to materials received by State Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, State Street shall transmit promptly to the Fund written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) State Street receives Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

         4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         4.11. TAX LAW. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or State Street as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify State Street of the obligations imposed on the Fund with respect to the Portfolios or State Street as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

         4.12. LIABILITY OF CUSTODIAN. Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, State Street shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If State Street is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Section 3 hereof, in the event of any conflict between the provisions of Section 3 and
         Section 4 hereof, the provisions of Section 3 shall prevail.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

SBL FUND                                                         FUND SIGNATURE ATTESTED TO BY:

By:      JAMES R. SCHMANK                                        By:      AMY J. LEE
         ----------------------------------------------------             ------------------------------------------
Name:    James R. Schmank                                        Name:    Amy J. Lee
         ----------------------------------------------------             ------------------------------------------
Title:   President                                               Title:   Secretary
         ----------------------------------------------------             ------------------------------------------

SECURITY EQUITY FUND

By:      JAMES R. SCHMANK                                        By:      AMY J. LEE
         ----------------------------------------------------             ------------------------------------------
Name:    James R. Schmank                                        Name:    Amy J. Lee
         ----------------------------------------------------             ------------------------------------------
Title:   President                                               Title:   Secretary
         ----------------------------------------------------             ------------------------------------------

STATE STREET BANK AND TRUST COMPANY                              SIGNATURE ATTESTED TO BY:

By:      ROBERT G. NOVELLANO                                     By:      BEVERLY Z. EDWARDS
         ----------------------------------------------------             ------------------------------------------
Name:    Robert G. Novellano                                     Name:    Beverly Z. Edwards
         ----------------------------------------------------             ------------------------------------------
Title:   Sr. Vice President                                      Title:   Vice President
         ----------------------------------------------------             ------------------------------------------

                                    EXHIBIT A

SBL FUND

         Series G (Large Cap Growth Series)
         Series L (Capital Growth Series)
         Series Q (Small Cap Value Series)
         Series T (Technology Series)
         Series W (Main Street Growth and Income Series)
         Series D (Global Series)
         Series I (International Series)
         Series K (Global Strategic Income Series)
         Series M (Global Total Return Series)
         Series N (Managed Asset Allocation Series)
         Series O (Equity Income Series)

SECURITY EQUITY FUND
         Large Cap Growth Series
         Technology Series
         Global Series
         International Series


                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                                   ELIGIBLE FOREIGN SUBCUSTODIAN

Argentina                                 Citibank, N.A.

Australia                                 Westpac Banking Corporation

Austria                                   Erste Bank der Osterreichischen Sparkassen AG

Bahrain                                   HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Bangladesh                                Standard Chartered Bank

Belgium                                   Fortis Bank nv-sa

Bermuda                                   The Bank of Bermuda Limited

Bolivia                                   Citibank, N. A.

Botswana                                  Barclays Bank of Botswana Limited

Brazil                                    Citibank, N.A.

Bulgaria                                  ING Bank N.V.

Canada                                    State Street Trust Company Canada

Chile                                     BankBoston, N.A.

People's Republic of China                The Hongkong and Shanghai Banking Corporation Limited, Shanghai and
                                          Shenzhen branches

Colombia                                  Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                                Banco BCT S.A.

Croatia                                   Privredna Banka Zagreb d.d

Cyprus                                    The Cyprus Popular Bank Ltd.

Czech Republic                            Eeskoslovenska Obchodni Banka, A.S.

Denmark                                   Danske Bank A/S

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                                   ELIGIBLE FOREIGN SUBCUSTODIAN

Ecuador                                   Citibank, N.A.

Egypt                                     Egyptian British Bank S.A.E.
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Estonia                                   Hansabank

Finland                                   Merita Bank Plc.

France                                    BNP Paribas, S.A.

Germany                                   Dresdner Bank AG

Ghana                                     Barclays Bank of Ghana Limited

Greece                                    National Bank of Greece S.A.

Hong Kong                                 Standard Chartered Bank

Hungary                                   Citibank Rt.

Iceland                                   Icebank Ltd.

India                                     Deutsche Bank AG

                                          The Hongkong and Shanghai Banking Corporation Limited

Indonesia                                 Standard Chartered Bank

Ireland                                   Bank of Ireland

Israel                                    Bank Hapoalim B.M.

Italy                                     BNP Paribas, Italian Branch

Ivory Coast                               Societe Generale de Banques en Cote d'Ivoire

Jamaica                                   Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                                     The Fuji Bank, Limited

                                          The Sumitomo Bank, Limited

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                                   ELIGIBLE FOREIGN SUBCUSTODIAN


Jordan                                    HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan                                HSBC Bank Kazakhstan

Kenya                                     Barclays Bank of Kenya Limited

Republic of Korea                         The Hongkong and Shanghai Banking Corporation Limited

Latvia                                    A/s Hansabanka

Lebanon                                   HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Lithuania                                 Vilniaus Bankas AB

Malaysia                                  Standard Chartered Bank Malaysia Berhad

Mauritius                                 The Hongkong and Shanghai Banking Corporation Limited

Mexico                                    Citibank Mexico, S.A.

Morocco                                   Banque Commerciale du Maroc

Namibia                                   Standard Bank Namibia Limited

Netherlands                               Fortis Bank (Nederland) N.V.

New Zealand                               ANZ Banking Group (New Zealand) Limited

Nigeria                                   Stanbic Merchant Bank Nigeria Limited

Norway                                    Christiania Bank og Kreditkasse ASA

Oman                                      HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Pakistan                                  Deutsche Bank AG

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                                   ELIGIBLE FOREIGN SUBCUSTODIAN

Palestine                                 HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Panama                                    BankBoston, N.A.

Peru                                      Citibank, N.A.

Philippines                               Standard Chartered Bank

Poland                                    Citibank (Poland) S.A.

Portugal                                  Banco Comercial Portugues

Qatar                                     HSBC Bank Middle East
                                          (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Romania                                   ING Bank N.V.

Russia                                    Credit Suisse First Boston AO - Moscow
                                         (as delegate of Credit Suisse First Boston - Zurich)

Singapore                                 The Development Bank of Singapore Limited

Slovak Republic                           Eeskoslovenska Obchodni Banka, A.S.

Slovenia                                  Bank Austria Creditanstalt d.d. - Ljubljana

South Africa                              Standard Bank of South Africa Limited

Spain                                     Banco Santander Central Hispano S.A.

Sri Lanka                                 The Hongkong and Shanghai Banking Corporation Limited

Swaziland                                 Standard Bank Swaziland Limited

Sweden                                    Skandinaviska Enskilda Banken

Switzerland                               UBS AG

Taiwan - R.O.C.                           Central Trust of China

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                                   ELIGIBLE FOREIGN SUBCUSTODIAN

Thailand                                  Standard Chartered Bank

Trinidad & Tobago                         Republic Bank Limited

Tunisia                                   Banque Internationale Arabe de Tunisie

Turkey                                    Citibank, N.A.

Ukraine                                   ING Bank Ukraine

United Kingdom                            State Street Bank and Trust Company, London Branch

Uruguay                                   BankBoston, N.A.

Venezuela                                 Citibank, N.A.

Vietnam                                   The Hongkong and Shanghai Banking Corporation Limited

Zambia                                    Barclays Bank of Zambia Limited

Zimbabwe                                  Barclays Bank of Zimbabwe Limited


                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                   ELIGIBLE SECURITIES DEPOSITORIES

Argentina                                 Caja de Valores S.A.

Australia                                 Austraclear Limited

                                          Reserve Bank Information and Transfer System

Austria                                   Oesterreichische Kontrollbank AG
                                          (Wertpapiersammelbank Division)

Belgium                                   Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                                          Banque Nationale de Belgique

Brazil                                    Companhia Brasileira de Liquidacao e Custodia

                                          Sistema Especial de Liquidacao e de Custodia (SELIC)

                                          Central de Custodia e de Liquidacao Financeira de Titulos Privados
                                          (CETIP)

Bulgaria                                  Central Depository AD

                                          Bulgarian National Bank

Canada                                    Canadian Depository for Securities Limited

Chile                                     Deposito Central de Valores S.A.

People's Republic of China                Shanghai Securities Central Clearing & Registration Corporation

                                          Shenzhen Securities Central Clearing Co., Ltd.

Colombia                                  Deposito Centralizado de Valores

Costa Rica                                Central de Valores S.A.

Croatia                                   Ministry of Finance

                                          National Bank of Croatia

                                          Sredisnja Depozitarna Agencija d.d.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                   ELIGIBLE SECURITIES DEPOSITORIES


Czech Republic                            Stredisko cennch papiru

                                          Czech National Bank

Denmark                                   Vaerdipapircentralen (Danish Securities Center)

Egypt                                     Misr for Clearing, Settlement, and Depository

Estonia                                   Eesti Vaartpaberite Keskdepositoorium

Finland                                   Finnish Central Securities Depository

France                                    Societe Interprofessionnelle pour la Compensation des Valeurs Mobilieres

Germany                                   Clearstream Banking AG, Frankfurt

Greece                                    Bank of Greece, System for Monitoring Transactions in Securities in
                                          Book-Entry Form

                                          Apothetirion Titlon AE - Central Securities Depository

Hong Kong                                 Central Clearing and Settlement System

                                          Central Moneymarkets Unit

Hungary                                   Kozponti Elszamolohaz es Ertektar
                                          (Budapest) Rt. (KELER)

India                                     National Securities Depository Limited

                                          Central Depository Services India Limited

                                          Reserve Bank of India

Indonesia                                 Bank Indonesia

                                          PT Kustodian Sentral Efek Indonesia

Israel                                    Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy                                     Monte Titoli S.p.A.

Ivory Coast                               Depositaire Central - Banque de Reglement

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                   ELIGIBLE SECURITIES DEPOSITORIES


Jamaica                                   Jamaica Central Securities Depository

Japan                                     Japan Securities Depository Center (JASDEC)
                                          Bank of Japan Net System

Kazakhstan                                Central Depository of Securities

Kenya                                     Central Bank of Kenya

Republic of Korea                         Korea Securities Depository

Latvia                                    Latvian Central Depository

Lebanon                                   Custodian and Clearing Center of Financial Instruments for Lebanon and
                                          the Middle East (Midclear) S.A.L.

                                          Banque du Liban

Lithuania                                 Central Securities Depository of Lithuania

Malaysia                                  Malaysian Central Depository Sdn. Bhd.

                                          Bank Negara Malaysia, Scripless Securities Trading and Safekeeping System

Mauritius                                 Central Depository and Settlement Co. Ltd.

                                          Bank of Mauritius

Mexico                                    S.D. INDEVAL (Instituto para el Deposito de Valores)

Morocco                                   Maroclear

Netherlands                               Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                               New Zealand Central Securities Depository Limited

Nigeria                                   Central Securities Clearing System Limited

Norway                                    Verdipapirsentralen (Norwegian Central Securities Depository)

Oman                                      Muscat Depository & Securities Registration Company, SAOC

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                   ELIGIBLE SECURITIES DEPOSITORIES


Pakistan                                  Central Depository Company of Pakistan Limited

                                          State Bank of Pakistan

Palestine                                 Clearing Depository and Settlement, a department of the Palestine Stock
                                          Exchange

Peru                                      Caja de Valores y Liquidaciones, Institucion de Compensacion y
                                          Liquidacion de Valores S.A

Philippines                               Philippine Central Depository, Inc.

                                          Registry of Scripless Securities(ROSS) of the Bureau of Treasury

Poland                                    National Depository of Securities
                                          (Krajowy Depozyt Papierow Wartosciowych SA)

                                          Central Treasury Bills Registrar

Portugal                                  Central de Valores Mobiliarios

Qatar                                     Central Clearing and Registration (CCR),
                                          a department of the Doha Securities Market

Romania                                   National Securities Clearing, Settlement and Depository Company

                                          Bucharest Stock Exchange Registry Division

                                          National Bank of Romania

Singapore                                 Central Depository (Pte) Limited

                                          Monetary Authority of Singapore

Slovak Republic                           Stredisko cennch papierov

                                          National Bank of Slovakia

Slovenia                                  Klirinsko Depotna Druzba d.d.

South Africa                              Central Depository Limited

                                          Share Transactions Totally Electronic (STRATE) Ltd.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                   ELIGIBLE SECURITIES DEPOSITORIES


Spain                                     Servicio de Compensacion y Liquidacion de Valores, S.A.

                                          Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka                                 Central Depository System (Pvt) Limited

Sweden                                    Vardepapperscentralen VPC AB
                                          (Swedish Central Securities Depository)

Switzerland                               SegaIntersettle AG (SIS)

Taiwan - R.O.C.                           Taiwan Securities Central Depository Co., Ltd.

Thailand                                  Thailand Securities Depository Company Limited

Tunisia                                   Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                                    Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                          Central Bank of Turkey

Ukraine                                   National Bank of Ukraine

United Kingdom                            Central Gilts Office and Central Moneymarkets Office

Venezuela                                 Banco Central de Venezuela

Zambia                                    LuSE Central Shares Depository Limited

                                          Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

                                   SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                                             BRIEF DESCRIPTION
-------------------------------                                             -----------------
(FREQUENCY)

The Guide to Custody in World Markets                  An overview of safekeeping and settlement practices and
-------------------------------------                  procedures in each market in which State Street Bank and
(annually)                                             Trust Company offers custodial services.

Global Custody Network Review                          Information relating to the operating history and structure
----------------------------                           of depositories and subcustodians located in the markets in
(annually)                                             which State Street Bank and Trust Company offers custodial services, including transnational depositories.

Global Legal Survey                                    With respect to each market in which State Street Bank and
------------------                                     Trust Company offers custodial services, opinions relating to
(annually)                                             whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign
                                                       Sub-Custodian or Foreign Securities System, (ii) the Fund's
                                                       ability to recover in the event of bankruptcy or insolvency of a
                                                       Foreign Sub-Custodian or Foreign Securities System, (iii) the
                                                       Fund's ability to recover in the event of a loss by a Foreign
                                                       Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to
                                                       U.S. dollars.

Subcustodian Agreements                                Copies of the subcustodian contracts State Street Bank and
-----------------------                                Trust Company has entered into with each subcustodian in
(annually)                                             the markets in which State Street Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):                            Developments of interest to investors in the markets in
                                                       which State Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories                             With respect to markets in which State Street Bank and
(as necessary):                                        Trust Company offers custodial services which exhibit
                                                       special custody risks, developments which may impact State
                                                       Street's ability to deliver expected levels of service.

                         AMENDMENT TO CUSTODY AGREEMENT

         This Amendment to the Custodian Agreement is made as of November 8, 2002 by the Funds and State Street Bank and Trust Company (the "State Street" or the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement referred to below.

         WHEREAS, the Funds and State Street entered into a Custodian Agreement dated April 28, 2000, as amended (the "Agreement"); and

         WHEREAS, the Funds and State Street desire to amend and restate Section 1 of the Agreement to reflect the fact that a Portfolio of a Fund might have more than one custodian; and

         WHEREAS, the parties wish to add other Portfolios of the Funds to the Agreement and Section 18 of the Agreement provides that it may be extended to other Portfolios by the written agreement of the parties.

         NOW THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

I.   Section 1 of the Agreement Contract is hereby deleted.

II.  New Section 1 is hereby added to the Agreement, as set forth below.

SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby employs the Custodian as the custodian of the assets of its respective Portfolios, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). Each Fund on behalf of its respective Portfolio(s) agrees to deliver to the Custodian (a) that portion of the securities and cash of the Portfolios designated by the Fund to be held by the Custodian, (b) all payments of income, payments of principal or capital distributions received by it with respect to such securities owned by the Portfolio(s) from time to time, and (c) such cash consideration received by the Fund for new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios ("SHARES") as the Fund may desire to be held by the Custodian. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund (the "BOARD") on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than if the action or omission was that of the Custodian itself. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.

III. The existing Schedule A is hereby deleted and replaced with the Schedule A which accompanies this Amendment.

IV. Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

SBL FUND                                                         FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       AMY J. LEE
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Amy J. Lee
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Secretary
             ------------------------------------------                    ------------------------------------------

SECURITY EQUITY FUND                                             FUND SIGNATURE ATTESTED TO BY:

By:          JAMES R. SCHMANK                                    By:       AMY J. LEE
             ------------------------------------------                    ------------------------------------------

Name:        James R. Schmank                                    Name:     Amy J. Lee
             ------------------------------------------                    ------------------------------------------

Title:       President                                           Title:    Secretary
             ------------------------------------------                    ------------------------------------------

STATE STREET BANK AND TRUST COMPANY                              SIGNATURE ATTESTED TO BY:

By:          ROBERT G. NOVELLANO                                 By:       B. Z. EDWARDS
             ------------------------------------------                    ------------------------------------------

Name:        Robert G. Novellano                                 Name:     Beverly Z. Edwards
             ------------------------------------------                    ------------------------------------------

Title:       Senior Vice President                               Title:    Vice President
             ------------------------------------------                    ------------------------------------------

                                   SCHEDULE A

SBL FUND

o        Series G (Large Cap Growth Series)
o        Series Q (Small Cap Value Series)
o        Series T (Technology Series)
o        Series W (Main Street Growth and Income Series)
o        Series D (Global Series)
o        Series I (International Series)
o        Series N (Managed Asset Allocation Series)
o        Series O (Equity Income Series)
o        Series Z (Alpha Opportunity Series)
o        Series P (High Yield Series )

SECURITY EQUITY FUND
o        Large Cap Growth Series
o        Technology Series
o        Global Series
o        International Series
o        Alpha Opportunity Series

April 22, 2008

State Street Bank and Trust Company
Attn: Custody Department
801 Pennsylvania
Kansas City, MO 64105

RE: CUSTODIAN AGREEMENT DATED APRIL 28, 2000

To Whom It May Concern:

Please be advised that Security Benefit would like to add additional portfolios to the Custodian Agreement dated as of April 28, 2000 by and between the SBL Fund, Security Equity Fund and State Street Bank and Trust Company, in accordance with the Additional Funds provision of Section 18 therein. Security Benefit hereby requests that your bank act as Custodian for the portfolios listed on the updated Schedule I attached hereto under the terms of the aforementioned contract.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to Security Benefit and retaining one for your records.

Sincerely,

SBL FUND AND SECURITY
EQUITY FUND

By: THOMAS A. SWANK
Name: Thomas A. Swank
Title: President, Duly Authorized

AGREED AND ACCEPTED:

STATE STREET BANK AND TRUST COMPANY

By: CRAIG E. BOTH
Name: Craig E. Both
Title:   Vice President

Effective Date: 04/28/08

                                   SCHEDULE I

SBL FUND

o        Series Q (Small Cap Value Series)
o        Series D (Global Series)
o        Series N (Managed Asset Allocation Series)
o        Series O (Equity Income Series)
o        Series Z (Alpha Opportunity Series)
o        Series P (High Yield Series)

SECURITY EQUITY FUND

o        Global Series
o        Alpha Opportunity Series
o        Global Institutional Fund
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